LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 11, 2013

TO THE SUMMARY PROSPECTUS OF

LEGG MASON BATTERYMARCH EMERGING MARKETS TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, February 8, 2013 and March 11, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012, August 3, 2012, November 28, 2012, January 4, 2013, February 15, 2013 and March 11, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The following is added as the last line item to the “Shareholder fees” table for Class A and Class C shares in the “Fees and expenses of the fund” section of the fund’s Summary Prospectus:

Small Account Fee*	$15.00

*	Effective June 30, 2013 (or as soon as possible thereafter in the fund’s discretion), if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

Please retain this supplement for future reference.

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